Exhibit 99.1

December 2009

Disclaimer This presentation includes "Forward-looking Statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this presentation, including, without limitation, statements contained in this presentation regarding Toreador's financial position, business strategy, the rate or extent of the Company’s growth, the Company’s ability to complete corporate or asset-based transactions, the timing of any such transactions and the shareholder value resulting from any such transactions, plans and objectives of Toreador's management for future operations, and industry conditions, are forward-looking statements. Although Toreador believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Any forward-looking statements herein are subject to certain risks and uncertainties inherent in petroleum exploration, development and production, including, but not limited to the risk that no commercially productive oil and gas reservoirs will be encountered; the risk that acquisitions of additional producing properties may not be feasible, or that such acquisitions may not be profitable; inconclusive results from 3-D seismic projects; delays or cancellation of drilling operations as a result of a variety of factors including the delay in or the failure to obtain regulatory approvals; volatility of oil and gas prices due to economic and other conditions; estimates or forecasts of reserves, estimates or forecasts of production, exchange rates, interest rates, geological and political risks; intense competition in the oil and gas industry; operational risks (e.g., fires, explosions, blowouts, cratering and loss of production); insurance coverage limitations and requirements; and potential liability imposed by intense governmental regulation of oil and gas production; all of which are beyond the control of Toreador. Any one or more of these factors or others could cause actual results to differ materially from those expressed in any forward-looking statement. All subsequent written and oral forward-looking statements attributable to Toreador or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements disclosed in this paragraph and otherwise in this presentation. The historical results achieved by Toreador are not necessarily indicative of its future prospects. Toreador undertakes no obligation to publicly update or revise any forward looking-statements, whether as a result of new information, future events or otherwise.

Investment Highlights

Toreador

Near Term Conventional Oil Development:

- La Garenne exploration well results due January 2010, with P50 reserves of c. 3mmbbls
- 7 additional identified targets with prospect inventory capable of tripling base reserves (unrisked OOIP of 65 – 95 mmbbls[(1)])

Significant Paris Basin Shale Oil acreage:

- Right to explore over 750,000 acres in the Paris Basin
- Numerous similarities with the North American Bakken Shale
- Strategic partner process in progress to assist with the pilot program

Strong Cash Flow:

- Driven by mature conventional production under attractive fiscal terms
- 4.9 mmbbls of 1P reserves; 8.4 mmbbls of 2P reserves[(2)]

Refocused Company Strategy:

- New experienced management team
- Exit of Hungary, Turkey and Romania, with focus today on France
- Financial discipline, with significant debt and G&A reduction
- Outperformance vs. NASDAQ Composite Index over last 3 months

(1) Company estimates, Gaffney Cline

(2) LaRoche Petroleum Consultants, reserve estimate for SEC purposes as at December 31, 2008, with a US$34.72/bbl Brent Price

3

Company Overview Assets: Paris Basin, France Over 750,000 acres across multiple permits Conventional: Production, Exploration Unconventional: Exploration Headquarters: Paris, France Completed move from Dallas, US in H1 2009 Management: New team appointed during 2009 Appointed to refocus company’s strategy and improve operational efficiency and financial performance Listing: NASDAQ: TRGL US$185mm Market Cap(1) Current Production: 900 bbls/d(2) Remaining Proved Reserves: 4.9 mmbbls(3) Remaining 2P Reserves: 8.4 mmbbls(3) As at December 4, 2009 Company guidance, November 2009 production LaRoche Petroleum Consultants, reserve estimate for SEC purposes as at December 31, 2008, with a US$34.72/bbl Brent Price

Historical Trading NASDAQ Composite Index June 2009 Announces growth strategy focusing on La Garenne, Paris Basin Oil Shale and monetising interests in Turkey July 2009 Aiming to complete sale of Turkish interests by end Q3 2009 September 2009 Announces drilling to commence on La Garenne, and that discussions are advanced for sale of both Hungary and Turkey January 2009 Toreador appoints new Board and interim CEO Toreador Share Price Toreador Volume $2.9m 335,905 30 Days c. 80 days $2.8m 313,267 60 Days 90 Days $2.1m Avg. Trading Value 241,580 Avg. Trading Volume Float Turnover Time Liquidity Analysis Toreador Share Price Performance – Last 12 Months 0 50 100 150 200 250 Dec-08 Mar-09 Jun-09 Sep-09 Dec-09 Rebased to 100 @ 3 Dec 2008 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 Volume (mm)

Management Team Craig McKenzie, President and CEO Serving in interim capacity from Q1 2009 – appointed permanently in March 2009 CEO of Canadian Superior Energy from October 2007 to December 2008 President of BG Trinidad & Tobago from May 2004 to September 2007 Progression of positions at Amoco and BP from 1986 to May 2004 Marc Sengès, CFO Appointed in Q3 2009 Corporate Secretary and General Counsel of Progisys International from Q4 2006 to Q3 2009 Formerly CFO and General Counsel of Pebercan and CFO of Maurel et Prom Tony Vermeire, Group Commercial Director Appointed in Q3 2009 Background in investment banking with Goldman Sachs and Houlihan Lokey Worked for a decade in various commercial roles at BP, Amoco Europe and Total Emmanuel Mousset, Head of France More than 30 years experience in the upstream oil & gas industry Joined Toreador Resources in 2001 to lead the French E&P team in Paris Previously worked for Ocean Energy, Caroil Petroleum and Triton Energy Patrick Bonneau, Operations Manager, France Joined Toreador Resources in 2005 More than 30 years experience in operations for oil and gas companies Worked for Elf/Exxon in drilling and completions in more than 28 countries Ricarda Knispel, Exploration Manager Appointed in Q4 2009 12 years experience in the upstream oil & gas industry previously worked for Asante Oil UK Ltd and Wintershall Holding

Board of Directors Dr Peter Hill, Non-Executive Chairman Senior Advisor to Palo Alto Investors LLC, a major shareholder of Toreador CEO of Harvest Natural Resources from July 2000 to October 2005 COO and Executive Director of Hardy Oil & Gas from January 1998 to June 2000 22 years with BP holding several senior positions including Chief Geologist Julien Balkany, Non-Executive Vice Chairman Managing Member and CIO of Nanes Balkany Partners LLC, a major shareholder of Toreador, since January 2008 Craig McKenzie, President and CEO Bernard de Combret, Independent Director Former Deputy Chairman of the Executive Committee of Total Non-Executive Chairman of Coastal Energy and Non-Executive Director of Petrofac and Winstar Resources Adam Kroloff, Independent Director Vice President (strategic projects) of BP with 20 years of industry experience Ian Vann, Independent Director 31 years with BP holding several senior positions including Chief Geologist Herbert Williamson III, Independent Director Significant industry experience with Parker & Parsley (10 years), Seven Seas Petroleum (CFO) and Merlon Petroleum (Interim CFO)

Successful Turnaround Assets January 1, 2009 December 4, 2009 France Turkey, Romania, Hungary, France Cash (US$mm) 10 20 Market Cap (US$mm) 185 40 Production, boe/d 900(2) 2,011(1) Staffing, HQ 35, Paris 91, Dallas Director changes Management changes 6 of 7 5 exits, 4 hires Capital programme (US$mm) 3.0 post divest 25.0 G&A (US$mm) 6.4 13.0 Convertible debt (US$mm) Putable to the Company at October 1, 2010 80 55 Other Debt (US$mm) 0 30 Average production Q4 2008 Company guidance, November 2009 production

Forward Strategy Efficient base operations Disciplined portfolio Financial framework Prioritized growth Platform Unlock Value Steady Growth Step Change Monetize Turkey Monetize Hungary Reduce Debt Conventional Exploration Exploit France fields France shale oil phase 1 France shale oil phase 2 Pursue M&A 1 2 3 4 We are here Current focus Identifying and pursuing conventional targets Drilling La Garenne Identifying Partner for Shale Play Considering Standalone Options

10 Value Creation for Shareholders Platform & Steady Growth Step Change Chateau Thierry Others Producing Assets La Garenne Other Conventional Shale Phase 1 + 2 Shale Phases 3+

11 Toreador’s Acreage Rights to over 750,000 Acres

12 Toreador’s Acreage Permit Summary 1,167,643 393,837 239,890 81,545 15,815 23,969 32,618 749,545 26,193 192,495 65,730 32,914 33,112 82,780 65,977 23,636 33,112 93,159 24,261 3,973 11,268 9,019 Gross Acreage TOTAL Application n.a Coulommiers Application 50% Valence en Brie Application n.a Fere en Tardenois Application 100% Nangis Application 80% Plaisir July, 2014 Exploration 100% Château-Thierry August 8, 2012 Exploration 100% Leudon en Brie Feb 20, 2011 Exploration 100% Rigny Le Ferron Feb 20, 2011 Exploration 100% Joigny Aug 15, 2011 Exploration 30% Mairy August 8, 2012 Exploration 100% Nogent sur Seine 100% 50% 100% 100% 100% 100% 100% W.I. Exploration Exploration Exploration Exploration Production Production Production Type March 30, 2010 June 16, 2012 June 16, 2010 October 1, 2009 January 2, 2011 January 1, 2011 October 24, 2013 Expiry Malesherbes Nemours Aufferville Courtenay(2) St Firmin Des Bois(1,2) Chateaurenard(1,2) Charmottes(1) Permit Name See page 15 for further information on producing fields Standard renewal application pending (1) See page 15 for further information on producing fields (2) Standard renewal application pending

13 Toreador’s Acreage Sparsely Populated, Rural Environment Storage Tanks Neocomian Field Charmottes 1 Well Charmottes Field La Garenne Well Location and Rig Chateau Thierry Permit

14 Paris Basin Geology Dogger carbonate reservoir Keuper silici clastic reservoir Liassic source rock Neocomian Sandy reservoir Intracratonic, structurally simple

15 Conventional Producing Fields Charmottes Charmottes Chateaurenard, St Firmin Des Bois Permit Field name Horizon Date W.I. OOIP (mmbbls) Cum.Prod (mmbbls) Remaining Proved Reserves (mmbbls)(1) 2008 Prod (mbbls) 1H09 Prod (mbbls) Neocomian Neocomian 1958 100% 104.6 31.9 4.7 312.9 142.5 Charmottes Dogger 1984 100% 5.6 1.1 0.2 49.6 21.1 Charmottes Trias 1984 100% 8.1 - 16.9 0.5 - 2.8 1.3 (1) LaRoche Petroleum Consultants, reserve estimate for SEC purposes as at December 31, 2008, with a US$34.72/bbl Brent Price 0 5,000 10,000 15,000 20,000 25,000 30,000 Jan - 08 Apr - 08 Jul - 08 Oct - 08 Jan - 09 Apr - 09 Jul - 09 Monthly production (bbl) Neocomian Fields Monthly Production (bbl) 0 1,000 2,000 3,000 4,000 5,000 6,000 Jan - 08 Apr - 08 Jul - 08 Oct - 08 Jan - 09 Apr - 09 Jul - 09 Monthly production (bbl) Charmottes Dogger & Trias Monthly Production (bbl)

16 Prospect inventory has potential to triple base reserves (Unrisked OOIP of 65 – 95 mmbbls). Toreador exploration licenses have been recently awarded and are effective until 2015 La Garenne spudded November 12, 2009 Working with Beicip-Franlab (the main French reservoir modeling and E&P consulting firm) to model basin, fields Working with Gaffney Cline on: High-grading prospect inventory / technical assurance Neocomian Complex – OOIP increase, field-wide polymer injection EOR program Charmottes Field – Cycling in existing WF; initiate new WF Conventional Prospect Inventory Prospect Inventory W.I. OOIP (mmbbls)(1) Chance of success(1) 1 La Garenne 100% 6 to 30 45% 2 Rachée 100% 7 25% 3 Valence en Brie 50% 2 to 3 45% 4 Mairy 30% 24 30% 5 L’Orme 80% 2 to 4 45% 6 CR 76 Dogger 100% 12 15% 7 Les Colins 100% 6 to 9 20% 8 Arville 100% 6 15% (1) Company estimates, Gaffney Cline

17 Vertical pilot Spudded November 12, 2009 Estimated Cost: US$2.6mm(1) If successful, development plan consists of: 7 wells + injector (Two horizons) skid-mounted storage Estimated Total Cost (excl. abandonment): US$32.6mm(1) Unrisked NPV8 of development: US$45mm(2) P90 P50 P10 OOIP, mmbbls(3) 6.5 13.0 25.4 Res, mmbbls(3) 1.3 2.8 5.6 La Garenne Base La Garenne Conventional Exploration (1) Company Estimates (2) Based on company estimates for capex, opex, P50 reserves and production profile. Assumes US$75/bbl (Flat) (3) Company estimates, Gaffney Cline Production Profiles 0.000 0.100 0.200 0.300 0.400 0.500 0.600 0.700 0.800 2009 2012 2015 2018 2021 2024 2027 Million Barrels

18 Unconventional Exploration: Shale Oil Play A new, significant resource play in Europe Toreador has the right to explore over 750,000 acres in the Paris Basin; in the process of applying for additional acreage Ready access to infrastructure and market Numerous similarities between the North American Bakken Shale and the French Liassic Shale Substantial oil remaining in the Liassic source rocks Oil volume generated from source rocks in the Paris Basin estimate at 95 bn bbls(1) Oil volume generated on Toreador acreage estimated at 30 bn bbls(1) - half of which generated on the Chateau Thierry Permit Extensive research and development in the Paris Basin Significant and comprehensive in-house analysis Recent Toreador-commissioned 2D basin analysis by Beicip-Franlab 50 years of research by the French Petroleum Institute Attractive and stable fiscal terms Royalty rates for new developments between 0% and 12% Additional local tax of US$1.07 per bbl (for post 1992 production) (1) Company estimates, BECIP-Franlab Study (October 2009)

19 Total generated oil volume from source rocks In basin c. 95 bn bbls Total OOIP discovered in basin c. 1.5 bn bbls Oil volume generated from source rocks on toreador acreage: c. 30 bn bbls Paris Basin Shale Oil Resource Potential Source: Company estimates, BEICIP-Franlab Study (October 2009) Significant Oil Kicks in the Paris Basin > 2 bbls of anydrous oil in 1 hour 19 bbls in 16 minutes 19 bbls of oil 471 bbls >8 bbls of oil Significant Oil Kicks in the Paris Basin > 2 bbls of anydrous oil in 1 hour 19 bbls in 16 minutes 19 bbls of oil 471 bbls >8 bbls of oil

20 Paris Basin Shale Oil Comparison with the Bakken Shale Similarities*: A world class source rock in both basins with high TOC values A very close contact and proximity between the source rock beds and a potential low porosity tight fractured reservoir A quiet geological setting with conformable beds and quiet tectonics through time A good maturation of the source oil presently in the oil window Differences*: pressure regime (middle Bakken member is more pressurized) Thickness of the source rock (beds in the Paris basin are thicker - 60m for Schistes cartons instead of 10 metres for upper Bakken shale member) three major source rock beds in the Paris basin compared to one source rock bed in the Bakken * specially commissioned Beicip - Franlab report

Paris Basin Shale Oil Bakken Analogy: Similar Stratigraphy

Planning Net Estimates Paris Basin Bakken Cost/well, $mm Days/well IP, bpd 1st yr EUR/well, mbbls Well spacing, ac 5 – 7 30 – 40 400(2) 500(2) 640(2) 10 6(1) 50 25(1) 800+ 400 – 1000 1280 320(1) Wells EUR, mmbbls (recovery) Pilot Phase 2 Phase 3 3 18 84 1.5 9.0 42.0 Cost, $mm 30(3) 124 635 Init Prod, 1st yr mbbls/d 1 10 32 Objective cores, learning curve step-outs, appraisal extensions, infill Notes: (1) technological progress and economies of scale (2) Based on analogous Bakken Well (3) Cost assumes fully tested and stimulated pilot wells Paris Basin Shale Oil Indicative Development Plan Source: Company estimates, OGJ

The cost of a Horizontal multi-stage stimulated well is between US$ 4.5mm and US$ 6.5mm As technology progresses and operators gain experience costs have come down by ~40%, even for the most complex horizontal wells with 24 stage fracturation (see right) Our cost estimates of US$ 7.0mm for the Paris Basin have not taken into account these potential savings (40%) Source: Company Estimates, OGJ Indicative Well Costs - Williston Basin Benchmarks Paris Basin Shale Oil Cost of a Bakken 24 stage frac well 0 2 4 6 8 10 12 July 2008 March 2009 July 2009 US$ million Dry Hole Completion Cost of an average Bakken well (2009) 0 2 4 6 8 10 12 Company A Company B Company C Company D US$ million Min Max

Paris Basin Shale Oil Indicative Well Design - Horizontal Shale Well (including 10 stage frac) Banc de Roc Downhole Deployment Valve Liner Hanger Packer 3 ½” Tubing 9 5/8 ” IN 13.5 ” Hole 7 ” IN 8 ¾” Hole 90 ° Angle Perforation Clusters Perforation Clusters Casing Packers Casing Packers Schistes Carton 4.5 ” Liner

Indicative Timeline for Shale Oil Pilot

Toreador


2010
2011
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Beicip Franlab basin model
BRGM regional study
3D Basin Modelling study
Geomechanical study
Seismic proc. & Interpret.
Select 3 pilot drill loc
2
1
Drilling permits
Surface use permitting
Land owner approvals
Out Reach Programme
Funding/Partnering
Well ops planning
Drill 3 pilot holes
Core evaluations
Stimulation designing
KO & drill horiz wells
Stimulation equip mob
Stimulate wells
Well equip mob & install
Phase 1 post-appraisal
Multi-Dev design & eng
Surface design & eng
1st production

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Summary Near term catalysts to value appreciation La Garenne Development: exploration well results due in January 2010 Shale Oil Strategic Partner process: expected to be concluded Q1 2010 Shale oil “proof of concept” programme: Expected H2 2010 Continued pay down of debt: Throughout 2010 New management team has made a strong start refocusing company’s strategy and upgrading the company’s balance sheet Exited Hungary, Romania and Turkey, moved headquarters to Paris Debt reduced from US$110mm In January (of which US$80mm convertible debt) to US$55mm RBC Capital Markets recently appointed financial advisor to the company